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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): August 31, 1999

                                ISS Group, Inc.
             (Exact name of registrant as specified in its charter)


              DELAWARE                                        0-23655                             58-2362189
(State or other jurisdiction of incorporation)       (Commission File Number)          (IRS Employer Identification Number)


                          6600 PEACHTREE-DUNWOODY ROAD
                        EMBASSY ROW, BLDG. 300, STE. 500
                             ATLANTA, GEORGIA 30328
          (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:     (678) 443-6000



         (Former Name or Former Address, if Changed Since Last Report)



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Item 5. Other Events

        On August 31, 1999, ISS Group, Inc. issued a press release relating to the entry into a definitive agreement to acquire Netrex, Inc. The acquisition was consummated on August 31, 1999.


Item 7. Exhibits.

Exhibit No.
-----------
99.1    Press release dated August 31, 1999



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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:       September 15, 1999


                                    ISS Group, Inc

                                    By:/S/ Richard Macchia
                                      -----------------------------------------
                                    Richard Macchia
                                    Vice President and Chief Financial Officer



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                                 EXHIBIT INDEX

99.1        Press release dated August 31, 1999



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